[LETTERHEAD]


                                                     December 16, 2005



Old Mutual Advisor Funds
4643 South Ulster Street, Suite 600
Denver, Colorado 80237

         Re:      Old Mutual Advisor Funds
                  Post-Effective Amendment No. 12
                  File Nos. 333-116057; 811-21587

Ladies and Gentlemen:

                  We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 11 to Registration Statement No. 333-116057 on Form N-1A.





                                         Very truly yours,



                                         /s/ Kramer Levin Naftalis & Frankel LLP


                                         Kramer Levin Naftalis & Frankel LLP